SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          January 23, 2004
                          ----------------
                           Date of Report
                 (Date of Earliest Event Reported)

                    WIZZARD SOFTWARE CORPORATION
                    ----------------------------
     (Exact Name of Registrant as Specified in its Charter)

    COLORADO                  333-69415                   87-0575577
    --------                  ---------                   ----------
 (State or other juris-   (Commission File No.)          (IRS Employee
diction of incorporation)                                  I.D. No.)


                             424 Gold Way
                   Pittsburgh, Pennsylvania 15213
                   ------------------------------
             (Address of Principal Executive Offices)


                             (412) 621-0902
                             --------------
                      Registrant's Telephone Number

Item 5.  Other Events and Regulation FD Disclosure.

     On January 23, 2004, Wizzard Software Corporation, a Colorado corporation (the "Company"), closed a Subscription Agreement by which three institutional investors (collectively, the "Subscribers") agreed to purchase:

     a total of 1,648,352 shares of the Company's one mill ($0.001) par value common stock for a total of $1,200,000, or $0.728 per share (the "Shares"); and

     warrants to purchase an additional 824,174 shares of common stock at a price of $1.55 per share (the "Warrants").

     The first $600,000 of the Share subscription was payable immediately upon closing, and the Company received this sum on January 23, 2004. The second $600,000 will become payable five days after the effective date of the Company's registration statement on Form SB-2 (or other suitable registration statement) by which the Company is to register the Shares and all of the shares of common stock underlying the Warrants (the "Warrant Shares"). Similarly, the Company was to issue the Warrants to purchase the first 412,087 Warrant Shares immediately, with the remaining Warrants to be issued five days after the registration statement is declared effective.

     The Company is required to file the registration statement with the Securities and Exchange Commission by March 8, 2004 (the "Filing Date"), and the registration statement must be declared effective on or before May 2, 2004 (the "Effective Date"). If the registration statement is not filed on or before the Filing Date and is not declared effective on or before the earlier of the Effective Date or 10 business days after the Company's receipt from the Securities and Exchange Commission of a communication stating that the registration statement will not be reviewed, then the Company must deliver to the Subscribers as liquidated damages an amount equal to one percent of the $1,200,000 purchase price of the Shares and one percent of the amount paid upon exercise of any exercised Warrants for every 30 day period, or part thereof, that the Company is delinquent in meeting its registration obligations.

     After deducting estimated costs of $137,000 from the $1,200,000 gross proceeds payable under the Subscription Agreement, the Company intends to allocate the net proceeds to various expenditures such as payroll and related taxes, selling and marketing costs, and other ongoing expenses. The Company is in the process of preparing a registration statement on Form SB-2 to comply with its registration obligations under the Subscription Agreement. The Company believes that it will be able to meet the deadlines with respect to the Filing Date and the Effective Date, but it can not provide any assurance in this regard. If the Company were to default on any of its registration obligations, the proceeds available to it under the Subscription Agreement could be substantially reduced.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit
Number                   Description
------                   -----------

  10.1                   Subscription Agreement

  10.2                   Funds Escrow Agreement

  10.3                   Common Stock Purchase Warrant No. 2004-JAN-001

  10.4                   Common Stock Purchase Warrant No. 2004-JAN-002

  10.5                   Common Stock Purchase Warrant No. 2004-JAN-003

Incorporated by Reference.
--------------------------

     None; not applicable.

Item 9.  Regulation FD Disclosure.

     See Item 5 of this Current Report.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WIZZARD SOFTWARE CORPORATION


Date: 1/28/2004                   /s/ Christopher J. Spencer
      --------                   ---------------------------
                                 Christopher J. Spencer, CEO and President